Exhibit 99.1

Essent Group Ltd. Announces Third Quarter 2021 Results & Increases Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--November 5, 2021--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2021 of $205.4 million or $1.84 per diluted share, compared to $124.5 million or $1.11 per diluted share for the quarter ended September 30, 2020.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.19 per common share. The dividend is payable on December 10, 2021, to shareholders of record on December 1, 2021.
“We are pleased with our strong financial results which continue to reflect a positive operating environment and ongoing strength in credit performance,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our results for the quarter demonstrate the benefits of our economic engine in generating high quality earnings, strong returns and excess capital. In connection with our performance, we are pleased to announce that our Board has approved an increase in our quarterly dividend to $0.19 per share.”
Third Quarter 2021 Financial Highlights:
•Insurance in force as of September 30, 2021 was $208.2 billion, compared to $203.6 billion as of June 30, 2021 and $190.8 billion as of September 30, 2020.

•New insurance written for the third quarter was $23.6 billion, compared to $25.0 billion in the second quarter of 2021 and $36.7 billion in the third quarter of 2020.

•Net premiums earned for the third quarter were $218.7 million, compared to $217.4 million in the second quarter of 2021 and $222.3 million in the third quarter of 2020.

•Income from other invested assets for the third quarter included $39.5 million, or $0.28 per diluted share on an after-tax basis, pertaining to net unrealized gains associated with strategic investments in limited partnerships. Of this amount, $21.1 million represents net unrealized gains that were accumulated in other comprehensive income at June 30, 2021 and prior periods.

•The expense ratio for the third quarter was 19.3%, compared to 18.9% in the second quarter of 2021 and 16.7% in the third quarter of 2020.

•The provision for losses and LAE for the third quarter was a benefit of $7.5 million, compared to a provision of $9.7 million in the second quarter of 2021 and a provision of $55.3 million in the third quarter of 2020.

•The percentage of loans in default as of September 30, 2021 was 2.47%, compared to 2.96% as of June 30, 2021 and 4.54% as of September 30, 2020.

•The combined ratio for the third quarter was 15.9%, compared to 23.3% in the second quarter of 2021 and 41.6% in the third quarter of 2020.

•The consolidated balance of cash and investments at September 30, 2021 was $5.1 billion, which includes net cash and investments available for sale at Essent Group Ltd. and Essent US Holdings, Inc. of $513.0 million.

•The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 10.5:1 as of September 30, 2021.

•On September 24, 2021, A.M. Best affirmed its “A (Excellent)” financial strength rating of Essent Guaranty, Inc. and a long-term issuer credit rating of "a" of the operating subsidiaries of Essent Group Ltd. Essent Guaranty, Inc. also has financial strength ratings of “A3” by Moody’s and “BBB+” by S&P.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-510-2008 inside the U.S., or 646-960-0306 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.

In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on February 26, 2021, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance (“ESG”) initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2021

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2021	2020	2021	2020
Revenues:
Direct premiums written	$229,228	$243,390	$693,434	$677,414
Ceded premiums	(26,880)	(21,167)	(84,438)	(57,544)
Net premiums written	202,348	222,223	608,996	619,870
Decrease in unearned premiums	16,370	35	46,226	20,355
Net premiums earned	218,718	222,258	655,222	640,225
Net investment income	21,573	18,639	65,104	59,138
Realized investment gains, net	221	267	609	2,133
Income (loss) from other invested assets	40,741	(445)	41,389	(217)
Other income	2,283	2,319	9,270	6,676
Total revenues	283,536	243,038	771,594	707,955

Losses and expenses:
(Benefit) provision for losses and LAE	(7,483)	55,280	34,490	239,220
Other underwriting and operating expenses	42,272	37,100	125,625	117,866
Interest expense	2,063	2,227	6,187	6,925
Total losses and expenses	36,852	94,607	166,302	364,011

Income before income taxes	246,684	148,431	605,292	343,944
Income tax expense	41,331	23,895	104,496	54,505
Net income	$205,353	$124,536	$500,796	$289,439

Earnings per share:
Basic	$1.85	$1.11	$4.48	$2.78
Diluted	1.84	1.11	4.47	2.77

Weighted average shares outstanding:
Basic	111,001	111,908	111,708	104,147
Diluted	111,387	112,134	112,070	104,383

Net income	$205,353	$124,536	$500,796	$289,439

Other comprehensive income (loss):
Change in unrealized (depreciation) appreciation of investments	(36,917)	12,036	(59,760)	76,247
Total other comprehensive (loss) income	(36,917)	12,036	(59,760)	76,247
Comprehensive income	$168,436	$136,572	$441,036	$365,686

Loss ratio	(3.4%)	24.9%	5.3%	37.4%
Expense ratio	19.3	16.7	19.2	18.4
Combined ratio	15.9%	41.6%	24.4%	55.8%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2021	2020
Assets
Investments
Fixed maturities available for sale, at fair value	$4,560,235	$3,838,513
Short-term investments available for sale, at fair value	309,782	726,860
Total investments available for sale	4,870,017	4,565,373
Other invested assets	161,250	88,904
Total investments	5,031,267	4,654,277
Cash	65,825	102,830
Accrued investment income	24,642	19,948
Accounts receivable	47,760	50,140
Deferred policy acquisition costs	13,307	17,005
Property and equipment	12,485	15,095
Prepaid federal income tax	348,286	302,636
Other assets	45,944	40,793

Total assets	$5,589,516	$5,202,724

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$412,956	$374,941
Unearned premium reserve	204,210	250,436
Net deferred tax liability	356,835	305,109
Credit facility borrowings, net of deferred costs	322,614	321,720
Other accrued liabilities	124,917	87,885
Total liabilities	1,421,532	1,340,091

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 110,915 shares in 2021 and 112,423 shares in 2020	1,664	1,686
Additional paid-in capital	1,493,005	1,571,163
Accumulated other comprehensive income	78,514	138,274
Retained earnings	2,594,801	2,151,510
Total stockholders' equity	4,167,984	3,862,633

Total liabilities and stockholders' equity	$5,589,516	$5,202,724

Return on average equity (1)	16.6%	12.1%

(1) The 2021 return on average equity is calculated by dividing annualized year-to-date 2021 net income by average equity.  The 2020 return on average equity is calculated by dividing full year 2020 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2021			2020
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$207,127	$204,149	$207,840	$208,715	$211,126
GSE and other risk share	11,591	13,288	11,227	13,624	11,132
Net premiums earned	218,718	217,437	219,067	222,339	222,258
Income (loss) from other invested assets (1)	40,741	122	526	2	(445)
Other revenues (2)	24,077	25,702	25,204	24,858	21,225
Total revenues	283,536	243,261	244,797	247,199	243,038

Losses and expenses:
(Benefit) provision for losses and LAE	(7,483)	9,651	32,322	62,073	55,280
Other underwriting and operating expenses	42,272	41,114	42,239	36,825	37,100
Interest expense	2,063	2,073	2,051	2,149	2,227
Total losses and expenses	36,852	52,838	76,612	101,047	94,607

Income before income taxes	246,684	190,423	168,185	146,152	148,431
Income tax expense (3)	41,331	30,628	32,537	22,550	23,895
Net income	$205,353	$159,795	$135,648	$123,602	$124,536

Earnings per share:
Basic	$1.85	$1.43	$1.21	$1.10	$1.11
Diluted	1.84	1.42	1.21	1.10	1.11

Weighted average shares outstanding:
Basic	111,001	112,118	112,016	111,908	111,908
Diluted	111,387	112,454	112,378	112,310	112,134

Book value per share	$37.58	$36.32	$34.75	$34.36	$33.33
Return on average equity (annualized)	19.9%	16.0%	13.9%	13.0%	13.5%

Other Data:
Loss ratio (4)	(3.4%)	4.4%	14.8%	27.9%	24.9%
Expense ratio (5)	19.3	18.9	19.3	16.6	16.7
Combined ratio	15.9%	23.3%	34.0%	44.5%	41.6%

Credit Facility
Borrowings outstanding	$325,000	$325,000	$325,000	$325,000	$425,000
Undrawn committed capacity	$300,000	$300,000	$300,000	$300,000	$75,000
Weighted average interest rate (end of period)	2.13%	2.13%	2.13%	2.19%	1.90%
Debt-to-capital	7.23%	7.37%	7.65%	7.76%	10.19%

(1) Income from other invested assets for the three months ended September 30, 2021 includes $39.5 million of net unrealized gains, which includes $21.1 million of net unrealized gains that were accumulated in other comprehensive income at June 30, 2021 and prior periods.

(2) Certain of our third-party reinsurance agreements contain an embedded derivative as the premium ceded under those agreements will vary based on changes in interest rates. For each of the three month periods noted, Other revenues include net favorable (unfavorable) changes in the fair value of these embedded derivatives as follows: September 30, 2021: ($1,493); June 30, 2021: $950; March 31, 2021: ($606); December 31, 2020: ($209); September 30, 2020: ($677).

(3) Income tax expense for the quarter ended September 30, 2021 includes $8,271 of discrete tax expense associated with realized and unrealized gains and losses. Income tax expense for the quarter ended March 31, 2021 includes $5,718 of discrete tax expense associated with an increase in the estimate of our beginning of the year deferred state income tax liability.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2021			2020
Other Data, continued:	September 30	June 30	March 31	December 31	September 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$23,579,884	$25,004,854	$19,254,014	$29,566,820	$36,664,583
New risk written	6,273,735	6,445,864	4,616,450	7,051,173	8,938,544

Bulk:
New insurance written	$—	$—	$—	$—	$—
New risk written	—	—	—	—	—

Total:
New insurance written	$23,579,884	$25,004,854	$19,254,014	$29,566,820	$36,664,583
New risk written	$6,273,735	$6,445,864	$4,616,450	$7,051,173	$8,938,544

Average insurance in force	$206,732,478	$199,739,297	$197,749,668	$195,670,925	$183,135,315
Insurance in force (end of period)	$208,216,549	$203,559,859	$197,091,191	$198,882,352	$190,811,292
Gross risk in force (end of period) (6)	$52,457,020	$50,835,835	$48,951,602	$49,565,150	$47,838,668
Risk in force (end of period)	$45,074,159	$42,906,519	$41,135,978	$41,339,262	$41,219,216
Policies in force	798,877	794,743	785,382	799,893	781,836
Weighted average coverage (7)	25.2%	25.0%	24.8%	24.9%	25.1%
Annual persistency	62.2%	58.3%	56.1%	60.1%	64.2%

Loans in default (count)	19,721	23,504	29,080	31,469	35,464
Percentage of loans in default	2.47%	2.96%	3.70%	3.93%	4.54%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (8)	0.42%	0.43%	0.44%	0.44%	0.45%
Single premium cancellations (9)	0.03%	0.03%	0.04%	0.05%	0.06%
Gross average premium rate	0.45%	0.46%	0.48%	0.49%	0.51%
Ceded premiums	(0.05%)	(0.05%)	(0.06%)	(0.06%)	(0.05%)
Net average premium rate	0.40%	0.41%	0.42%	0.43%	0.46%

(6) Gross risk in force includes risk ceded under third-party reinsurance.
(7) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(8) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(9) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2021		September 30, 2020		September 30, 2021		September 30, 2020
($ in thousands)
>=760	$9,257,407	39.3%	$16,887,062	46.1%	$27,778,887	40.9%	$34,706,705	44.3%
740-759	3,892,226	16.5	6,557,520	17.9	10,858,015	16.0	14,316,011	18.3
720-739	3,656,963	15.5	5,238,462	14.3	10,316,977	15.2	11,609,703	14.8
700-719	3,345,696	14.2	4,187,254	11.4	9,328,577	13.8	9,024,266	11.5
680-699	2,361,529	10.0	2,131,994	5.8	5,855,301	8.6	5,127,817	6.5
<=679	1,066,063	4.5	1,662,291	4.5	3,700,995	5.5	3,592,592	4.6
Total	$23,579,884	100.0%	$36,664,583	100.0%	$67,838,752	100.0%	$78,377,094	100.0%

Weighted average credit score	744		751		745		749

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2021		September 30, 2020		September 30, 2021		September 30, 2020
($ in thousands)
85.00% and below	$2,336,949	9.9%	$6,815,158	18.6%	$9,660,937	14.2%	$13,807,437	17.6%
85.01% to 90.00%	5,860,301	24.9	11,324,610	30.9	19,192,675	28.3	24,391,509	31.1
90.01% to 95.00%	11,574,090	49.1	14,781,544	40.3	30,090,325	44.4	31,382,298	40.1
95.01% and above	3,808,544	16.1	3,743,271	10.2	8,894,815	13.1	8,795,850	11.2
Total	$23,579,884	100.0%	$36,664,583	100.0%	$67,838,752	100.0%	$78,377,094	100.0%

Weighted average LTV	93%		91%		92%		91%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2021		September 30, 2020		September 30, 2021		September 30, 2020
Single Premium policies		2.5%		8.6%		4.1%		9.5%
Monthly Premium policies		97.5		91.4		95.9		90.5
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2021		September 30, 2020		September 30, 2021		September 30, 2020
Purchase		90.9%		61.1%		79.6%		60.0%
Refinance		9.1		38.9		20.4		40.0
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	September 30, 2021		June 30, 2021		September 30, 2020
($ in thousands)
>=760	$85,833,588	41.2%	$84,110,514	41.3%	$78,923,142	41.4%
740-759	35,234,863	16.9	34,636,115	17.0	33,229,396	17.4
720-739	31,291,415	15.1	30,471,320	15.0	28,496,228	15.0
700-719	26,136,910	12.6	25,177,026	12.4	22,748,385	11.9
680-699	16,758,439	8.0	15,962,389	7.8	15,302,772	8.0
<=679	12,961,334	6.2	13,202,495	6.5	12,111,369	6.3
Total	$208,216,549	100.0%	$203,559,859	100.0%	$190,811,292	100.0%

Weighted average credit score	745		745		745

Gross RIF by FICO score	September 30, 2021		June 30, 2021		September 30, 2020
($ in thousands)
>=760	$21,414,607	40.8%	$20,807,006	40.9%	$19,606,502	41.0%
740-759	8,958,297	17.1	8,729,038	17.2	8,395,009	17.5
720-739	8,020,171	15.3	7,745,794	15.2	7,251,499	15.2
700-719	6,652,117	12.7	6,342,378	12.5	5,738,412	12.0
680-699	4,250,044	8.1	3,998,410	7.9	3,853,734	8.0
<=679	3,161,784	6.0	3,213,209	6.3	2,993,512	6.3
Total	$52,457,020	100.0%	$50,835,835	100.0%	$47,838,668	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2021		June 30, 2021		September 30, 2020
($ in thousands)
85.00% and below	$28,452,535	13.7%	$29,045,720	14.3%	$23,979,065	12.6%
85.01% to 90.00%	60,257,704	28.9	60,027,287	29.5	55,453,633	29.1
90.01% to 95.00%	90,957,363	43.7	87,382,625	42.9	84,573,433	44.3
95.01% and above	28,548,947	13.7	27,104,227	13.3	26,805,161	14.0
Total	$208,216,549	100.0%	$203,559,859	100.0%	$190,811,292	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	September 30, 2021		June 30, 2021		September 30, 2020
($ in thousands)
85.00% and below	$3,311,106	6.3%	$3,360,970	6.6%	$2,759,320	5.8%
85.01% to 90.00%	14,506,577	27.7	14,421,749	28.4	13,307,205	27.8
90.01% to 95.00%	26,410,513	50.3	25,329,870	49.8	24,391,376	51.0
95.01% and above	8,228,824	15.7	7,723,246	15.2	7,380,767	15.4
Total	$52,457,020	100.0%	$50,835,835	100.0%	$47,838,668	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2021		June 30, 2021		September 30, 2020
($ in thousands)
FRM 30 years and higher	$198,392,156	95.3%	$192,995,698	94.8%	$180,135,430	94.4%
FRM 20-25 years	3,974,602	1.9	4,269,217	2.1	3,945,019	2.1
FRM 15 years	4,419,750	2.1	4,742,281	2.3	4,417,092	2.3
ARM 5 years and higher	1,430,041	0.7	1,552,663	0.8	2,313,751	1.2
Total	$208,216,549	100.0%	$203,559,859	100.0%	$190,811,292	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2021			2020
($ in thousands)	September 30	June 30	March 31	December 31	September 30
GSE and other risk share (1):
Risk in Force	$1,568,800	$1,496,247	$1,534,174	$1,416,719	$1,216,353
Reserve for losses and LAE	$1,389	$1,390	$1,312	$1,073	$718

Weighted average credit score	748	747	747	746	747
Weighted average LTV	84%	84%	84%	84%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
September 30, 2021

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$3,679,908	6.1%	22,495	4.31%	81.4%	70.8%	4.9%	15.0%	42.5%	3.3%	1,124	5.00%
2015	26,193,656	3,613,111	13.8	20,414	4.16	86.5	65.4	3.4	17.6	40.0	4.5	915	4.48
2016	34,949,319	7,191,077	20.6	38,011	3.86	87.8	64.7	8.7	15.2	43.9	5.5	1,665	4.38
2017	43,858,322	9,881,021	22.5	53,501	4.26	90.2	64.7	17.9	19.6	38.0	8.9	3,138	5.87
2018	47,508,525	11,062,279	23.3	57,104	4.77	93.6	66.6	23.2	20.7	33.8	14.5	3,863	6.76
2019	63,569,183	23,609,156	37.1	103,202	4.21	85.4	64.9	22.0	18.8	35.7	24.0	5,007	4.85
2020	107,944,065	83,556,296	77.4	297,734	3.19	62.2	51.3	11.2	11.4	44.4	16.3	3,563	1.20
2021 (through September 30)	67,838,752	65,623,701	96.7	206,416	3.05	80.0	57.9	13.4	14.1	40.6	7.6	446	0.22
Total	$452,530,673	$208,216,549	46.0	798,877	3.46	75.1	57.4	13.7	14.3	41.2	9.4	19,721	2.47

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

														Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
September 30, 2021
($ in thousands)
Excess of Loss Reinsurance			Original Reinsurance in Force			Remaining Reinsurance in Force						Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (7)
2015 & 2016	$10,456,730	$2,819,155	$333,844	$—	$333,844	$216,480	$—	$216,480	$—	$208,111	$207,228	$1,212	$3,631	$—
2017	9,626,915	2,477,614	424,412	165,167	589,579	242,123	165,167	407,290	—	224,689	217,662	2,681	7,976	—
2018	10,872,992	2,769,084	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	249,595	3,221	9,604	—
2019 (3)	13,147,399	3,359,701	495,889	55,102	550,991	495,889	55,102	550,991	—	215,605	215,198	2,778	8,290	76,545
2019 & 2020 (4)	34,844,588	8,778,381	399,159	—	399,159	233,980	—	233,980	—	465,690	465,690	4,486	14,399	148,858
2020 & 2021 (5)	53,337,485	12,988,275	557,911	—	557,911	557,911	—	557,911	—	278,956	278,956	3,714	3,980	557,911
Total	$132,286,109	$33,192,210	$2,684,399	$338,919	$3,023,318	$2,071,920	$296,413	$2,368,333	$—	$1,646,694	$1,634,329	$18,092	$47,880	$783,314

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (7)
2019 & 2020	(6)	$93,411,304	$23,055,319	$20,512,448	$5,014,528	$(307)	$7,949	$4,547	$14,304	$8,788	$36,558	$335,553

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on new insurance written from September 1, 2019 through July 31, 2020.
(5) Reinsurance coverage on new insurance written from August 1, 2020 through March 31, 2021.
(6) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(7) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	September 30, 2021	June 30, 2021	September 30, 2020
CA	13.1%	12.9%	11.2%
TX	9.8	9.8	9.6
FL	9.5	9.3	8.5
CO	4.1	4.1	4.1
WA	3.7	3.7	3.9
IL	3.4	3.3	3.5
AZ	3.4	3.5	3.5
VA	3.1	3.1	3.2
NJ	3.1	3.1	3.4
GA	3.1	3.1	3.1
All Others	43.7	44.1	46.0
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2021	June 30, 2021	September 30, 2020
CA	12.9%	12.7%	11.0%
TX	10.1	10.1	9.9
FL	9.8	9.6	8.7
CO	4.1	4.1	4.0
WA	3.7	3.6	3.9
AZ	3.3	3.4	3.4
IL	3.3	3.2	3.4
GA	3.1	3.1	3.1
VA	3.1	3.0	3.1
NJ	3.0	3.0	3.3
All Others	43.6	44.2	46.2
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2021			2020
	September 30	June 30	March 31	December 31	September 30
Beginning default inventory	23,504	29,080	31,469	35,464	38,068
Plus: new defaults (A)	5,132	4,934	7,422	8,745	12,614
Less: cures	(8,862)	(10,453)	(9,737)	(12,679)	(15,135)
Less: claims paid	(41)	(46)	(61)	(49)	(67)
Less: rescissions and denials, net	(12)	(11)	(13)	(12)	(16)
Ending default inventory	19,721	23,504	29,080	31,469	35,464

(A) New defaults remaining as of September 30, 2021	3,820	2,230	2,396	2,250	2,360
Cure rate (1)	26%	55%	68%	74%	81%

Total amount paid for claims (in thousands)	$1,069	$1,154	$1,989	$1,922	$2,557
Average amount paid per claim (in thousands)	$26	$25	$33	$39	$38
Severity	60%	57%	70%	62%	77%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2021			2020
($ in thousands)	September 30	June 30	March 31	December 31	September 30
Reserve for losses and LAE at beginning of period	$420,482	$409,811	$373,868	$307,019	$250,862
Less: Reinsurance recoverables	27,286	24,907	19,061	11,898	7,761
Net reserve for losses and LAE at beginning of period	393,196	384,904	354,807	295,121	243,101
Add provision for losses and LAE occurring in:
Current period	11,371	24,534	47,763	63,597	55,660
Prior years	(18,853)	(14,961)	(15,680)	(1,879)	(1,070)
Incurred losses and LAE during the period	(7,482)	9,573	32,083	61,718	54,590
Deduct payments for losses and LAE occurring in:
Current period	103	14	114	524	205
Prior years	1,014	1,267	1,872	1,508	2,365
Loss and LAE payments during the period	1,117	1,281	1,986	2,032	2,570
Net reserve for losses and LAE at end of period	384,597	393,196	384,904	354,807	295,121
Plus: Reinsurance recoverables	26,970	27,286	24,907	19,061	11,898
Reserve for losses and LAE at end of period	$411,567	$420,482	$409,811	$373,868	$307,019

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	September 30, 2021
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,823	20%	$20,438	5%	$223,065	9%
Four to eleven payments	6,738	34	103,062	27	426,282	24
Twelve or more payments	9,108	46	254,499	67	595,444	43
Pending claims	52	—	2,037	1	2,516	81
Total case reserves	19,721	100%	380,036	100%	$1,247,307	30
IBNR			28,503
LAE			3,028
Total reserves for losses and LAE			$411,567

Average reserve per default:
Case			$19.3
Total			$20.9

Default Rate	2.47%

	December 31, 2020
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,631	21%	$47,905	14%	$384,668	12%
Four to eleven payments	23,543	75	260,593	76	1,553,593	17
Twelve or more payments	1,243	4	32,593	9	67,501	48
Pending claims	52	—	2,199	1	2,843	77
Total case reserves	31,469	100%	343,290	100%	$2,008,605	17
IBNR			25,747
LAE			4,831
Total reserves for losses and LAE			$373,868

Average reserve per default:
Case			$10.9
Total			$11.9

Default Rate	3.93%

	September 30, 2020
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	9,237	26%	$58,296	21%	$554,524	11%
Four to eleven payments	25,290	71	194,892	69	1,697,419	11
Twelve or more payments	891	3	24,842	9	48,612	51
Pending claims	46	—	2,417	1	2,840	85
Total case reserves	35,464	100%	280,447	100%	$2,303,395	12
IBNR			21,034
LAE			5,538
Total reserves for losses and LAE			$307,019

Average reserve per default:
Case			$7.9
Total			$8.7

Default Rate	4.54%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2021		December 31, 2020
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$331,216	6.8%	$268,444	5.9%
U.S. agency securities	5,536	0.1	18,085	0.4
U.S. agency mortgage-backed securities	989,552	20.3	995,905	21.8
Municipal debt securities	592,458	12.2	551,517	12.1
Non-U.S. government securities	79,994	1.6	61,607	1.3
Corporate debt securities	1,524,144	31.3	1,126,512	24.7
Residential and commercial mortgage securities	539,186	11.1	409,282	9.0
Asset-backed securities	554,475	11.4	454,717	9.9
Money market funds	253,456	5.2	679,304	14.9
Total investments available for sale	$4,870,017	100.0%	$4,565,373	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2021		December 31, 2020
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,356,302	48.4%	$2,564,746	56.2%
Aa1	106,743	2.2	133,100	2.9
Aa2	320,018	6.6	260,462	5.7
Aa3	212,516	4.4	204,917	4.5
A1	288,177	5.9	249,710	5.5
A2	459,205	9.4	401,175	8.8
A3	293,220	6.0	229,882	5.0
Baa1	302,771	6.2	260,602	5.7
Baa2	260,360	5.4	178,926	3.9
Baa3	190,999	3.9	48,199	1.1
Below Baa3	79,706	1.6	33,654	0.7
Total investments available for sale	$4,870,017	100.0%	$4,565,373	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2021		December 31, 2020
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,181,803	24.3%	$1,568,505	34.4%
1 to < 2 Years	644,007	13.2	581,003	12.7
2 to < 3 Years	530,003	10.9	616,069	13.5
3 to < 4 Years	688,472	14.1	426,333	9.3
4 to < 5 Years	493,847	10.1	367,633	8.1
5 or more Years	1,331,885	27.4	1,005,830	22.0
Total investments available for sale	$4,870,017	100.0%	$4,565,373	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2021	1.93%
Nine months ended September 30, 2021	1.97%

Holding company net cash and investments available for sale: (2)
($ in thousands)
As of September 30, 2021	$513,000
As of December 31, 2020	$574,901

(2) Includes net cash and investments available for sale at Essent Group Ltd. and Essent US Holdings, Inc.

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2021			2020
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$2,916,802	$2,809,087	$2,778,131	$2,659,161	$2,581,136

Combined net risk in force (2)	$30,766,379	$29,646,042	$29,358,191	$29,493,572	$29,821,246

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.9:1	10.9:1	11.0:1	11.5:1	12.0:1
Essent Guaranty of PA, Inc.	1.0:1	1.1:1	1.4:1	1.7:1	2.0:1
Combined (4)	10.5:1	10.6:1	10.6:1	11.1:1	11.6:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,161,780	$3,016,050	$2,996,651	$2,855,923	$2,720,432
Minimum Required Assets	1,951,096	1,731,843	1,864,262	1,671,011	1,739,479
PMIERs excess Available Assets	$1,210,684	$1,284,207	$1,132,389	$1,184,912	$980,953
PMIERs sufficiency ratio (6)	162%	174%	161%	171%	156%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,249,996	$1,192,077	$1,136,504	$1,101,003	$1,061,546

Net risk in force (2)	$15,466,651	$14,338,567	$12,905,289	$12,892,300	$12,312,124

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.